Exhibit (10.w)

          Met-Pro Corporation Directors Retirement Plan Trust Agreement
          -------------------------------------------------------------

        This Met-Pro Corporation Directors Retirement Plan Trust Agreement (the "Trust Agreement") is made this 11th day of February, 2000, by and between Met-Pro Corporation a Delaware corporation (the "Company"), and Mellon Bank, N.A. (the "Trustee").

                                   WITNESSETH:

        WHEREAS,   the  Company  adopted  the  Met-Pro   Corporation   Directors
Retirement Plan as amended,  (the "Plan"),  a copy of which is attached  hereto;
and

        WHEREAS, the Company wishes to establish this trust (the "Trust") to fund its obligations under the Plan, with the assets held in the Trust to be subject to the claims of the Company's creditors in the event the Company becomes Insolvent (as defined in Section 3(a)) until paid to Plan participants or their beneficiaries in such manner and at such times as specified in the Plan.

        WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

        WHEREAS, it is the intention of the Company to make contributions to the Trust to provide the Trust with a source of funds to assist it in the meeting of the Company's liabilities under the Plan;

        NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1. Establishment of Trust.

        (a) The initial principal of the Trust, together with any future contributions to the Trust and any other assets held in the Trust, and earnings thereon, are collectively referred to herein as the "Trust Assets". The Company shall make contributions to the Trust in cash or other property acceptable to the Trustee. The Trustee shall hold, administer and distribute Trust Assets as provided in this Trust Agreement. The Company shall have the sole duty and responsibility for the determination of the accuracy or sufficiency of the contributions to be made under the Plan.

        (b) Upon a Change of Control (as defined in Section 14 of the Trust), the Trustee shall, immediately upon the Change of Control, pay each Plan participant or beneficiary thereof the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of

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the date on which the Change of Control occurred to the extent then funded under the  Trust.

        In the event a Change of Control of the Company (as defined in Section 14 of the Trust) shall be deemed to occur (whenever such shall occur, and whether or not the Eligible Executive is then employed by the Company or shall be alive), all payments due to the Eligible Executive, his surviving spouse or other beneficiary under the Plan shall be accelerated and immediately paid in a lump sum payment in an amount determined in accordance with the provisions of the Plan.

        (c) The Trust hereby established shall be irrevocable except as explicitly provided to the contrary in Section 3 or 4.

        (d) The Trust is intended to be a "grantor trust", of which the Company is the grantor, within the meaning of subpart E; part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

        (e) The Trust Assets shall be used exclusively to discharge the Company's obligations under the Plan, except as provided to the contrary in
Section 3 or 4 hereof. Neither any Plan participant nor beneficiary thereof shall have a preferred claim on, or any beneficial ownership interest in, any of the Trust Assets. Each Plan participants' rights to benefits under the Plan and this Trust Agreement shall be mere unsecured contractual rights against the Company. Trust Assets are subject to the claims of the Company's general creditors to the extent provided under federal and state law if the Company becomes Insolvent

        (f) The Company represents and warrants to the Trustee that the Plan is not covered under Title I of ERISA.

        (g) The Company's Chief Financial Officer or such Officer's designee shall have authority to act for the Company under this Trust Agreement.

Section 2. Payments to Plan Participants.

        (a) Pending the Company's funding of the Trust, the Company shall pay all benefits to Plan participants as they become due under the Plan. After the Trust is funded, the Company may continue to make payment directly. In such case, the Company shall notify the Trustee of its decision to make payment directly prior to the time payment is due. In addition, if at any time the Trust Assets are not sufficient to make payment in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company and affected participants in the Plan if Trust Assets are not sufficient to make a scheduled payment.

        (b) After the Company funds the Trust, in advance of the time that any amounts are payable under the Plan, the Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates with respect to each Participant (i) the amounts payable or provides a formula or other instructions


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acceptable to the Trustee for determining the amounts so payable,  (ii) the form in which such amount is to be paid, and (iii) the time of commencement and duration for payment of such amounts. Except as otherwise provided herein, upon direction of the Company, the Trustee shall make payments in accordance with such Payment Schedule.

        It is the intent of the Company and the Trustee that the Company shall be responsible for determining and effecting all federal, state and local tax aspects of the Plan and the Trust, including without limitation income taxes payable on the Trust's income, if any, any required withholding of income or other payroll taxes in connection with the payment of benefits from the Trust pursuant to the Plan, and all reporting required in connection with any such taxes. To the extent that the Company is required by applicable law to pay or withhold such taxes or to file such reports, such obligation shall be a responsibility allocated to the Company, as the case may be, hereunder. To the extent the Trustee is required by applicable law to pay or withhold such taxes or to file such reports, the Company shall inform the Trustee of such obligation, shall direct the Trustee with respect to the performance of such obligations and shall provide the Trustee with all information required by the Trustee to meet such obligations.

        (c) The entitlement of a Plan participant or beneficiary thereof to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

Section 3.   The   Trustee's   Responsibility   Regarding   Payments   to  Trust
             Beneficiaries when the Company is Insolvent.

        (a) The Trustee shall cease payment to Plan participants or their beneficiaries if the Company becomes Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) if the Company is unable to pay its debts as they become due or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

        (b) At all times during the continuance of this Trust, the Trust Assets shall be subject to claims of general creditors of the Company.

                        (1) The  Company  shall  have  the  duty to  inform  the
                Trustee and affected participants in the Plan in writing if the Company becomes Insolvent. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment to Plan participants and beneficiaries. In all cases, the Trustee shall be entitled to conclusively rely upon the written certification of the Board of Directors or the Chief Executive Officer of the Company when determining whether the Company is Insolvent.

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


                        (2) Unless the  Trustee  has actual  knowledge  that the
                Company is Insolvent or has received notice from the Company or a person claiming to be a creditor alleging the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

                        (3) If at any time the Trustee has  determined  that the
                Company is Insolvent, the Trustee shall discontinue payments to Plan participants and their beneficiaries and shall hold the Trust Assets for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants and their beneficiaries to pursue rights as a general creditor of the Company with respect to payments due under the Plan.

                        (4) The Trustee shall resume payments in accordance with
                Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or no longer Insolvent).

        (c) Provided that there are sufficient assets, the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3 (a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to them by the Company in lieu of the payments provided for hereunder during any such period of discontinuance, plus interest at the prime rate of interest announced from time to time by the Trustee.

Section 4. Payments to the Company.

        Except as provided in Section 3 hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust Assets before all payments required under the Plan have been made to Plan participants and their beneficiaries.

Section 5. Investment and Other Authority.

        The Company and the Trustee may formulate investment policies and standards for the investment of the Trust, which shall be broad guidelines and shall not restrict the Trustee's investment discretion with respect to the selection of Trust assets. Subject to the preceding sentence, the Trustee shall have the powers described below:

        (a) The Trustee may invest and reinvest the principal and income of the Trust and keep it invested, without distinction between principal and income, in any security or property as it, in its sole discretion, deems advisable; provided, however, that in no event may the Trustee invest in (i) securities


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(including  stock or  rights to  acquire  stock)  or  obligations  issued by the
Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests, (ii) any asset settled or held in safekeeping outside of the United States, or (iii) real estate. For this purpose, "real estate" includes, but is not limited to, real property, leaseholds, mineral interests, and any form of asset which is secured by any of the foregoing. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Participants.

        (b) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Trustee. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants. The Company shall have the right at anytime, and acceptable to the Trustee from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

        (c) In carrying out its responsibilities under Section 5, the Trustee is authorized:

                (1) To invest and reinvest the funds received hereunder, and any accretions thereto, without distinction between principal and income, in such securities or in such other property, wherever situate, whether or not income producing, including but not limited to stock, common or preferred, interests in registered investment companies, including registered investment companies for which the Trustee or an affiliate of the Trustee receives compensation for providing custodial, transfer agency, investment advisory or other services (The Company acknowledges that interest in such registered investment companies are not bank deposits and are not insured by, guaranteed by, obligations of, or otherwise supported by the United States of America, the Federal Deposit Insurance Corporation, Mellon Bank, N.A. or any bank or government entity), bonds and mortgages, and other evidences of indebtedness (including debt securities underwritten by the Trustee or any of its affiliates, whether individually or as a member of a divided or undivided syndicate), and deposits in a bank or other financial institution under state or Federal supervision, including the Trustee's banking department, which bear a reasonable rate of interest. In making such investment, the Trustee shall not be a restricted by any state law or statute designating investments eligible for trust funds.

                (2) To hold uninvested, from time to time, without liability for interest thereon, such amounts as are necessary for the cash requirements of the Plan; and to hold assets of the Trust in cash or equivalents, government securities, or straight debt securities in varying proportions when and for so long as, in the opinion of the Trustee, prevailing market and economic considerations indicate that it is in the best interest of the Trust to do so.

                (3) To vote upon any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution, to exercise any conversion privileges, subscription rights, or other options, and to make any payments incidental thereto,


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to  oppose  or  to  consent  to,  or   otherwise   participate   in,   corporate
reorganizations or other changes affecting corporate securities, to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other properties held as part of the Trust.

                (4) To settle, compromise, or submit to arbitration any claims, debts, or damage due or owing to or from the Trust, to commence or defend suits or legal or administrative proceedings, and to represent the Trust in all legal and administrative proceedings, provided, however, that the Trustee shall not be obligated to take any action or to appear and participate in any action which would subject it to expense or liability unless it is first indemnified in an amount and manner satisfactory to it, or its furnished with funds sufficient, in its sole judgement, to cover the same.

                (5) To purchase, enter, sell hold, and generally deal in any manner in and with contracts for the immediate or future delivery of financial instruments of any issuer or of any other property; the Trustee may also grant, purchase, sell, exercise, permit to expire, permit to be held in escrow, or otherwise acquire, dispose of, hold and generally deal in any manner with and in all forms of options or any combination thereof.

                (6) To take all action necessary to pay for authorized transactions, including borrowing or raising monies from any lender, including the Trustee, in its corporate capacity in conjunction with its duties under this Agreement and upon such terms and conditions as the Trustee may deem advisable to settle security purchases and securing the repayments thereof by pledging all or any part of the Account.

                (7) To appoint custodians, subcustodians or subtrustees (including affiliates of the Trustee), as to part or all of the Trust. The Trustee shall not be responsible or liable for any losses or damages suffered by the Company arising as a result of the insolvency of any custodian, subcustodian or subtrustee, except to the extent the Trustee was negligent in its selection or continued retention of such agent.

                (8) To hold property in nominee name, in bearer form, or in book entry form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee), so long as the Trustee's records clearly indicate that the assets held are a part of the Trust. The Trustee shall not be responsible for any losses resulting from the deposit or maintenance of securities or other property (in accordance with market practice, custom, or regulation) with any recognized clearing facility, book-entry system, centralized custodial depository, or similar organization.

                (9)  Generally  to  do  all  acts,   whether  or  not  expressly
authorized, which the Trustee may reasonably deem necessary or desirable for the protection of the Trust.


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        (d) Notwithstanding anything to the contrary, the Company may reserve to itself the exclusive authority to direct the Trustee as to the acquisition, retention or disposition of all or any portion of the assets of the Trust and, to the extent the Company reserves such authority, the Trustee shall not be responsible for the management and control of such assets other than to serve as custodian of them. Upon receipt by the Trustee of a written notice from the Company advising the Trustee that the Company has reserved such authority, the Trustee shall, pursuant to such notice, invest all or any portion of the Trust designated in such notice only in accordance with the instructions of the Company. The Trustee shall be under no duty to question any instruction of the Company. Any such instruction may be of continuing nature or otherwise and may be changed or revoked in writing by the Company at any time. In the absence of such a written direction, the Trustee shall have full authority as to the acquisition, retention or disposition of the assets of the Trust. The Company may revoke or amend the investment powers that it reserves to itself provided such revocation or amendment is in writing and is consented to in advance by the Trustee.

Section 6. Contractual Settlement and Income; Market Practice Settlements.

        (a) In accordance with the Trustee's standard operating procedure, the Trustee shall credit the Trust with income and maturity proceeds on securities on contractual payment date net of any taxes or upon actual receipt. To the extent the Trustee credits income on contractual payment date, the Trustee may reverse such accounting entries to the contractual payment date if the Trustee reasonably believes that such amount will not be received.

        (b) In accordance with the Trustee's standard operating procedure, the Trustee will attend to the settlement of securities transactions on the basis of either contractual settlement date accounting or actual settlement date accounting. To the extent the Trustee settles certain securities transactions on the basis of contractual settlement date accounting, the Trustee may reverse to the contractual settlement date any entry relating to such contractual settlement if the Trustee reasonably believes that such amount will not be received.

        (c)  Settlements  of  transactions   may  be  effected  in  trading  and
processing practices customary in the jurisdiction or market where the transaction occurs. The Company acknowledges that this may, in certain circumstances, require the delivery of cash or securities (or other property) without the concurrent receipt of securities (or other property) or cash. In such circumstances, the Trustee shall have no responsibility for nonreceipt of payment (or late payment) or nondelivery of securities or other property (or late delivery) by the counterparty.

Section 7. Disposition of Income.

        During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.


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Section 8. Accounting by the Trustee.

        The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon between the Company and the Trustee. Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company and the affected participants in the Plan a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. If, within ninety (90) days after the Trustee mails to the Company a statement with respect to the Trust, the Company has not given the Trustee written notice of any exception or objection thereto, the statement shall be deemed to have been approved, and in such case, the Trustee shall not be liable for any matters reasonably apparent from the face of such statements.

Section 9. Responsibility of the Trustee.

        (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to the written direction, request or approval of the Company.

        In the event of a dispute between the Company and a third party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

        (b) The Trustee is not a party to, and has no duties or responsibilities under, the Plan other than those that may be expressly contained in this Agreement. In any case in which a provision of this Agreement conflicts with any provision in the Plan, this Agreement shall control.

        (c) The Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by the proper party or parties.

        (d) The Company agrees to indemnify and hold harmless the Trustee, its parent, subsidiaries and affiliates and each of their respective officers, directors, employees and agents from and against all liability, loss and


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expense,  including  reasonable  attorneys'  fees and  expenses  incurred by the
Trustee or any of the foregoing indemnities arising out of or in connection with this Agreement, except as a result of the Trustee's own negligence or willful
misconduct.   This  indemnification   shall  survive  the  termination  of  this
Agreement.

        (e) If the Trustee undertakes or defends any litigation or other claim or action or participates in a negotiation resulting in a settlement prior to the commencement of litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's reasonable costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. This provision shall not apply, however, to any litigation claim or action where the Trustee's actions are determined to involve fraud, self-dealing or breach of the Trustee's duties hereunder. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

        (f) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder and shall have no liability for any action or failure to act exclusively in reliance upon the reasonable written advice of such counsel.

        (g) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants and other professionals to assist it in performing any of its duties or obligations hereunder.

        (h) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

        (i) Notwithstanding anything in this Agreement to the contrary contained herein, the Trustee shall not be responsible or liable for any losses to the Trust resulting from any event beyond the reasonable control of the Trustee, its agents or custodians, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust's property; or the breakdown, failure or malfunction or any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event. This Section shall survive the termination of this Agreement.

        (j) The Trustee shall not be liable for any act of omission of any other person in carrying out any responsibility imposed upon such person and under no


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circumstances  shall the Trustee be liable for any indirect,  consequential,  or special damages with respect to its role as Trustee.

        (k) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

Section 10. Compensation and Expenses of the Trustee.

        The Company shall pay all agreed upon administrative and Trustee's fees and reasonable expenses. If not so paid, the fees and expenses shall be paid from the Trust. The Trustee shall be entitled to fees for services as mutually agreed. The Company acknowledges that as part of the Trustee's compensation, the Trustee may earn interest on balances including disbursement balances and balances arising from purchase and sale transactions. If the Trustee advances cash or securities to the Trust for any purpose, or in the event that the Trustee shall incur or be assessed taxes, interest, charges, expenses, assessments, or other liabilities in connection with the performance of this Agreement, except such as may arise from its own negligent action, negligent failure to act or willful misconduct, any property at any time held in the Trust Fund shall be security therefor and the Trustee shall be entitled to collect from the Trust sufficient cash for reimbursement, and if such cash is insufficient, dispose of the assets of the Trust Fund to the extent necessary to obtain reimbursement. To the extent the Trustee advances funds to the Trust for disbursements or to the effect the settlement of purchase transactions, the Trustee shall be entitled to collect from the Trust an amount equal to what would have been earned on the sums advanced (an amount approximating "federal funds" interest rate).

Section 11. Resignation and Removal of the Trustee.

        (a) The Trustee may resign at any time by written notice to the Company and affected participants in the Plan, which shall be effective thirty (30) calendar days after receipt of such notice unless the Company and the Trustee agree otherwise.

        (b) The Trustee may be removed by the Company without cause or reason on sixty (60) calendar days' notice or upon shorter notice accepted by the Trustee.

        (c) Upon resignation or removal of the Trustee and appointment of a successor, all Trust Assets shall subsequently be transferred to the successor. The transfer shall be completed within ninety (90) calendar days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

        (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 12 hereof, prior to the effective date of resignation or removal under Section 11 (a) or (b) above. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All reasonable expenses of the Trustee in connection with the legal proceeding for appointment of a successor shall be allowed as administrative expenses of the Trust.

Section 12. Appointment of Successor.

        (a) If the Trustee  resigns or is removed in accordance  with Section 11
(a) or (b) hereof, the Company shall appoint a successor, which successor must be a corporate fiduciary independent of the Company. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust Assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

        (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust Assets, subject to
Section 5 hereof. The successor Trustee shall not be responsible for, and the Company shall indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

Section 13. Amendment or Termination.

        (a) This Trust Agreement may be amended only by a written instrument executed by the Trustee and the Company.

        (b) The Trust shall not terminate until the date on which no Plan participant or beneficiary is entitled to payments under the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

Section 14. Miscellaneous.

        (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

        (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

        (c) Notwithstanding anything to the contrary contained elsewhere in this Trust Agreement, any reference to the Plan or Plan provisions which require knowledge or interpretation of the Plan shall impose a duty upon the Company to communicate such knowledge or interpretation to the Trustee. The Trustee shall have no obligation to know or interpret any portion of the Plan and shall in no way be liable for any proper action taken contrary to the Plan.

        (d) This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Met-Pro Corporation and Mellon Bank, N.A. hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this Agreement.

        (e) For purpose of the Trust, Change of Control shall be deemed to occur;

                (1) If any "person" or "group of persons", which person or group of persons are not part of present management and are acting in concert (as the term "person" is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes the "beneficial owner" (as defined in Rule 13 d-3 promulgated under the Act) directly or indirectly of securities of the Corporation representing thirty (30%) percent or more of the combined voting power of the Corporation's then outstanding securities; or

                (2) If at any time there shall be a change in the composition of the Corporation's Board of Directors resulting in a majority of such Directors as of the date hereof no longer constituting such a majority; provided, however, that in making any such determination as to change in composition, there shall be excluded any change where the new Director was elected by or upon recommendation of such present majority; or

                (3) If the approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of the Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty (50%) percent of the combined voting power of the reorganized, merged or consolidated Corporation's then outstanding securities entitled to vote generally in the election of Directors or with respect to a liquidation or dissolution of the Corporation or the sale of all or substantially all of the Corporation's assets; or

                (4) At any time that the Board of Directors, in its sole discretion, determines that a change of control has occurred, regardless of whether such determination relates to any of the aforementioned events.

                The Company shall have the duty to inform the Trustee in writing upon the occurrence of a Change of Control. The Trustee shall be entitled to conclusively rely upon such written certification of the Company.

Section 15.       Reliance of Representations.

        (a) The Company and the Trustee each acknowledge that the other will be relying, and shall be entitled to rely, on the representations, undertakings and acknowledgments of the other as set forth in this Agreement. The Company and the Trustee each agree to notify the other and affected participants in the Plan promptly if its representations, undertakings, or acknowledgments set forth in this Agreement ceases to be true.

        (b) The Company and the Trustee hereby each represent and warrant to the other that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Agreement on their behalf has the requisite to bind the Company and the Trustee to this Agreement.




Attest:                                      Met-Pro Corporation



 /s/ Gary J. Morgan                          By: /s/ William L. Kacin
 --------------------------                     --------------------------------
Secretary                                         William L. Kacin
                                                  Chairman, Chief Executive
                                                  Officer and President


(Corporate Seal)



Attest:                                      Mellon Bank, N.A.



 /s/ Raph C. Phellep                         By: /s/ Christine A. Bloom
 --------------------------                     --------------------------------
Secretary                                       Vice President


(Corporate Seal)











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